SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported): March 1, 2006


                               ACADIA REALTY TRUST
             (Exact name of registrant as specified in its charter)


          Maryland                      1-12002                  23-2715194
       (State or other                (Commission             (I.R.S. Employer
jurisdiction of incorporation)        File Number)           Identification No.)



                         1311 Mamaroneck Avenue
                               Suite 260
                      White Plains, New York                10605
               (Address of principal executive offices)   (Zip Code)


                                 (914) 288-8100
              (Registrant's telephone number, including area code)



          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425 )

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.02   Results of Operations and Financial Condition

On March 1, 2006, Acadia Realty Trust (the "Company") released a press release announcing its consolidated financial results for the quarter and year ended December 31, 2005. A copy of this press release is attached to this report on Form 8-K as Exhibit 99.1 and incorporated herein by reference. The information included in this Item 2.02, including the information included in Exhibit 99.1 attached hereto, is intended to be furnished pursuant to "Item 2.02. Disclosure of Results of Operations and Financial Condition" and not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended ("Securities Act") or the Exchange Act, or otherwise subject to the liabilities of that Section of Sections 11 and 12 9a)
(2) of the Securities Act.


Item 7.01   Regulation FD Disclosure

On March 1, 2006, the Company made available supplemental information concerning the ownership, operations and portfolio of the Company as of and for the quarter and year ended December 31, 2005. A copy of this supplemental information is attached to his report on Form 8-K as Exhibit 99.2 and incorporated herein by reference. The information contained in this Item 7.01, including the information included in Exhibit 99.2 attached hereto, is intended to be furnished pursuant to "Item 7.01. Regulation FD Disclosure" and not deemed to be "filed" for purposes of Section 18 of the Exchange Act, or incorporated by reference in any filing under the Securities Act or the Exchange Act, or otherwise subject to the liabilities of that Section of Sections 11 and 12 9a)
(2) of the Securities Act.


Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits

(a). Financial Statements

Not Applicable

(b). Pro Forma Financial Information

Not Applicable

(c). Exhibits

Exhibit Number      Description
--------------      --------------------------------
99.1                Press release of the Company dated March 1, 2006.
99.2                Financial and Operating Reporting Supplement of the Company
                    for the Quarter and Year Ended December 31, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ACADIA REALTY TRUST
                                             (Registrant)

Date: March 1, 2006                       By: /s/ Michael Nelsen

                                              Name:  Michael Nelsen
                                              Title: Sr. Vice President
                                                     and Chief Financial Officer



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